UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 10, 2014

Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 IMATION WAY OAKDALE, MINNESOTA	55128

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(651) 704-4000

None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On December 10, 2014, the Board of Directors of Imation elected Geoff Barrall as a Class III member of the Board of Directors, effective as of December 17, 2014 with a term expiring at the annual meeting of shareholders to be held in 2017. Dr. Barrall’s Committee assignments will be determined at a later date.

Dr. Barrall currently serves as CEO and Board member of Connected Data, Inc. (creator of the world’s first peer to peer private storage devices) since he founded it in November 2011. From March 2010 to September 2011 he was Chief Technology Officer and Vice President of Engineering of Overland Storage, Inc (a global provider of unified data management and data protection solutions across the data lifecycle.) From April 2005-December 2009 he was the Chief Executive Officer and Board member of Drobo, Inc. (maker of data storage products). He current serves as Chairman of the Board of Gridstore, Inc. and he has previously served on the boards of Nevex Virtual Technologies, Inc., Nexsan Corporation (prior to its acquisition by Imation) and Tacit Networks, Inc. (all privately held companies). Dr. Barrall brings to our Board tremendous insight and storage industry experience, rich technology expertise and deep operational experience.

Dr. Barrall will be compensated for his service on the Board of Directors pursuant to the Company’s Director Compensation Program, as amended, a copy of which is filed as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2014 and incorporated herein by reference. Other than as described herein, there are no arrangements or understandings between Dr. Barrall and any other persons pursuant to which Dr. Barrall was selected as Directors of the Company. Dr. Barrall does not have any direct or indirect material interest in any currently proposed transaction to which the Company is to be a participant in which the amount involved exceeds $120,000, nor has he had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year.

A press release, dated December 11, 2014 announcing Dr. Barrall’s election as a Director is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits
99.1 Press release dated December 11, 2014 announcing Dr. Barrall’s election as a Director to the Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)
Date: December 11, 2014	By:	/s/ Scott J. Robinson
Scott J. Robinson
Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated December 11, 2014 announcing Dr. Barrall’s election as a Director to the Board of Directors